AVID TECHNOLOGY, INC.
                          Metropolitan Technology Park
                                  One Park West
                               Tewksbury, MA 01876



                                          August 18, 1998




OFIS Filer Support
SEC Operations Center
6432 General Green Way
Alexandria, VA  22312-2413


Ladies and Gentlemen:

   Pursuant to regulations of the Securities and Exchange Commission, submitted herewith for filing on behalf of Avid Technology, Inc. is the Company's Form 8-K dated the 18th day of August, 1998.

   This filing is being effected by direct transmission to the Commission's EDGAR System.

                                          Very truly yours,


                                          /s/ Peter T. Johnson

                                          Peter T. Johnson
                                          Vice President, Chief
                                          Legal Officer

                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTIONS 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): AUGUST 3, 1998



                              AVID TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Its Charter)






            DELAWARE                     0-21174              04-2977748
    (State or Other Jurisdiction       (Commission         (I.R.S. Employer
  of Incorporation or Organization)   File Number)       Identification No.)





    METROPOLITAN TECHNOLOGY PARK, ONE PARK WEST
             TEWKSBURY, MASSACHUSETTS                           01876
     (Address of Principal Executive Offices)                 (Zip Code)





                                   978-640-6789
               (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On August 3, 1998, Avid Technology, Inc. ("Avid") acquired from Microsoft Corporation ("Microsoft") all of the outstanding capital stock of, and certain assets relating to the business of, Microsoft's wholly owned Canadian subsidiary, Softimage Inc. ("Softimage"), on the closing of the transactions contemplated in the Stock and Asset Purchase Agreement dated June 15, 1998 among Avid, Microsoft and Softimage. At the closing, Avid paid $79 million in cash (from its cash balance) to Microsoft and issued to Microsoft (i) a subordinated note (the "Note") in the amount of $5 million, (ii) 2,344,490 shares of Avid's Common Stock and (iii) a ten-year warrant to purchase 1,155,235 shares of Avid's Common Stock at an exercise price of $47.65 per share. In addition, Avid agreed to issue options, with a nominal exercise price, to Softimage employees to purchase up to 1,911,846 shares of Avid's Common Stock ("Avid Options") to replace unvested Microsoft options that were forfeited in the transaction. The principal amount of the Note will be increased by $39.71 for each share underlying forfeited Avid Options. The purchase consideration described above was determined pursuant to an arm's length transaction.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) The financial statements of Softimage that are required to be filed pursuant to this item will be filed by amendment on or before October 19, 1998.

      (b) The pro forma financial information that is required to be filed pursuant to this item will be filed by amendment on or before October 19, 1998.

      (c)   Exhibits:

      2.1 Stock and Asset Purchase Agreement dated June 15, 1998 among Avid, Microsoft and Softimage, which is incorporated herein by reference to Exhibit 2.1 to the registrant's Quarterly Report on Form 10-Q under the Securities Exchange Act of 1934, for the fiscal quarter ended June 30, 1998, as filed with the Commission on August 12, 1998 (Commission File No. 0-21174). Exhibits not filed herewith will be provided to the Securities and Exchange Commission upon request by the Commission.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AVID TECHNOLOGY, INC.



Date:  August 18, 1998               By: /s/ William L. Flaherty
       ----------------                  ------------------------
                                          William L. Flaherty
                                          Senior Vice President of Finance,
                                          Chief Financial Officer and Treasurer
                                         (Principal Financial Officer)